UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 5, 2019

Ciena Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36250

Delaware
(State or other jurisdiction of incorporation)
7035 Ridge Road, Hanover, MD
(Address of principal executive offices)

23-2725311
(IRS Employer Identification No.)
21076
(Zip Code)

Registrant's telephone number, including area code: (410) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CIEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 5, 2019, Ciena Corporation ("Ciena") issued a press release announcing its financial results for its third fiscal quarter ended July 31, 2019. The text of the press release is furnished as Exhibit 99.1 to this Report. As discussed in this press release, Ciena will be hosting an investor call to discuss its results of operations for its third fiscal quarter ended July 31, 2019.
In conjunction with the issuance of this press release, Ciena posted to the quarterly results page of the Investors section of www.ciena.com an accompanying investor presentation. The investor presentation is furnished as Exhibit 99.2 to this Report.

The information in Exhibits 99.1 and 99.2, as well as Item 2.02 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. Investors are encouraged to review the “Investors” page of our website at www.ciena.com because, as with the other disclosure channels that we use, from time to time we may post material information exclusively on that site.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibits are being filed herewith:

	Exhibit Number	Description of Document

	Exhibit 99.1	Text of Press Release dated September 5, 2019, issued by Ciena Corporation, reporting its results of operations for its third fiscal quarter ended July 31, 2019.
	Exhibit 99.2	Investor Presentation for Ciena Corporation's third fiscal quarter ended July 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: September 5, 2019	By:	/S/ David M. Rothenstein
David M. Rothenstein
Senior Vice President, General Counsel and Secretary